UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

September 28, 2022
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)

(215) 735-4422
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRBK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

On September 28, 2022, Republic First Bancorp, Inc. (the “Company”) entered into a Cooperation Agreement (the “Agreement”) with Driver Opportunity Partners I LP, Driver Management Company LLC and J. Abbott R. Cooper (collectively, “Driver”).

Pursuant to the Agreement, the Company appointed Peter B. Bartholow to the Company’s board of directors (the “Board”) as a Class III director. Additionally, the Company agreed to nominate Mr. Bartholow for election at the Company’s 2022 annual meeting of shareholders (the “2022 Annual Meeting”) with a term expiring at the Company’s 2025 annual meeting of shareholders.

Additionally, Driver has agreed to withdraw its notice of intent to nominate director candidates for election at the 2022 Annual Meeting and cease all solicitations or proxies and other activities in connection with the 2022 Annual Meeting, subject to limited exceptions, as Driver has also agreed to certain affirmative solicitation commitments during the term of the Agreement. Driver has agreed to customary voting commitments, a general release of claims with respect to the Company and its affiliates and to voluntarily dismiss with prejudice any and all claims asserted in any actions against the Company or its affiliates in their entirety. During the term of the Agreement, the Company and Driver have agreed that they will not disparage each other.

Driver has also agreed to certain customary standstill provisions prohibiting it from, among other things, (i) making certain announcements regarding the Company’s transactions, (ii) soliciting proxies, (iii) advising, encouraging or intentionally influencing any person with respect to disposition of any securities of the Company, (iv) taking actions to change or influence any director or employee of the Company or the direction of certain Company matters, (v) exercising certain shareholder rights, and (vi) acquiring beneficial ownership of more than 4.9% of the Company’s outstanding common stock, in each case as further described in the Agreement.

The Agreement shall not terminate until the date that is 30 days prior to the beginning of the Company’s advance notice period for shareholders to submit director nominations for the Company’s 2027 annual meeting of shareholders pursuant to the Company’s Amended and Restated By-Laws. Each of the Company and Driver has the right to terminate the Agreement earlier if the other party commits a material breach of the Agreement and such breach is not cured within 15 days after notice or, if such breach is not curable within 15 days, the breaching party has not taken any substantive action to cure within such 15-day period.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Agreement, on October 3, 2022, the Company appointed Mr. Bartholow to the Board to serve as a Class III director, effective immediately, with a term expiring at the 2022 Annual Meeting to fill one of the vacancies created by the resignations of Vernon W. Hill, II and Barry L. Spevak. The Board has determined that Mr. Bartholow is an independent director as defined in the listing standards of The Nasdaq Stock Market LLC and the applicable rules of the Securities and Exchange Commission (the “SEC”). Mr. Bartholow will be compensated for services as a director on the same basis as other non-employee directors of the Company.

Other than as described in Item 1.01 above and this Item 5.02, there are no arrangements or understandings between Mr. Bartholow and any other person pursuant to which he was selected as a director. Mr. Bartholow, has no family relationships with any director or executive officer of the Company and is not party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 Regulation FD Disclosure.

On October 4, 2022, the Company issued a press release announcing its entry into the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 is being furnished pursuant to Regulation FD and no part shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Important Additional Information

The Company intends to file a proxy statement and may file a proxy card with the SEC in connection with the 2022 Annual Meeting and, in connection therewith, the Company, certain of its directors and executive officers will be participants in the solicitation of proxies from the Company’s shareholders in connection with such meeting. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE 2022 ANNUAL MEETING. The Company’s definitive proxy statement for the 2021 annual meeting of shareholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website at http://investors.myrepublicbank.com/ or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 on file with the SEC. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at http://investors.myrepublicbank.com.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

10.1                  Cooperation Agreement, dated September 28, 2022, by and among Republic First Bancorp, Inc., Driver Opportunity Partners I LP, Driver Management Company LLC and J. Abbott R. Cooper
99.1                  Press Release, dated October 4, 2022, of Republic First Bancorp, Inc.
104                   Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: October 4, 2022

	By:	/s/ Frank A. Cavallaro
	Name:	Frank A. Cavallaro
	Title:	Executive Vice President and Chief Financial Officer